Exhibit 99.3

Slide 1

First Quarter 2004 Earnings Call

April 27, 2004 9:00 AM EDT

Slide 2

“Forward Looking Statements”

Statements made during this presentation are based on management’s beliefs as well as assumptions made by, and information currently available to management, pursuant to “safe-harbor” provisions of the Private Securities Litigation Reform Act of 1995. While these statements reflect our best judgment, they are subject to risks and uncertainties that could cause a change in focus and direction. Information concerning some of the factors that could cause actual results to differ materially from those in, or implied by, the forward looking statements are set forth under “Risk Factors” in the Company’s Form 10-K for the period ending December 27, 2003.

Non-GAAP Financial Measure

This presentation contains disclosure of EBITDA, which is a non-GAAP financial measure within the meaning of Regulation G promulgated by the Securities and Exchange Commission. A reconciliation of EBITDA to net income available to common stockholder before income taxes, the most directly comparable GAAP financial measure, as well as additional information concerning EBITDA, is included in the exhibits to Global Power Equipment Group’s first quarter earnings release of April 26, 2004. This press release is available at http://www.globalpower.com by accessing Press Releases through the Investor Relations tab.

Slide 3

Operating Environment

1. Sales/Bookings Overview

Middle East #1 Opportunity 1st Half ‘04 China Bundle Buy – Phase 2 RFQ’s Continue to Increase

2. Impact of Higher Steel Prices

Slide 4

Financial Results – 1Q04 vs. 1Q03

In $000s, except per share and        % chg

1Q04 1Q03 % Chg % Chg

Revenues $ 55,126 $ 77,026 -28.4%

Direct Costs $ 43,313 $ 55,808 -22.4%

Gross Margin $ 11,813 $ 21,218 -44.3%

Gross Margin Percent 21.4% 27.5% -6.1pts

Operating Expenses

G&A $ 7,599(a) $ 6,257 +21.4%

Other 2,662 3,207 -17.0%

Total Operating Expenses $ 10,261 $ 9,464 +8.4%

Operating Profit $ 1,552 $ 11,754 -86.8%

Net Interest Expense $ 200 $ 498 -59.8%

Net Income Before Income Taxes $ 1,352 $ 11,256 -88.0%

Income Tax Provision $ 514 $ 4,390 -88.3%

Net Income $ 838 $ 6,866 -87.8%

Diluted Shares Outstanding 46,727 45,609 2.5%

EPS $ 0.02 $ 0.15 -86.7%

EBITDA $ 2,390 $ 12,662 -81.1%

(a)—includes $2,023 related to restructuring programs

Slide 5

Gross Margins

By Quarter

30%

25%

21.4%

Average

20% 20.7%

15%

10%

1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q

1999 2000 2001 2002 2003 2004

Average for year 17.9% 17.0% 18.2% 22.4% 27.1%

Slide 6

Financial Results

Segment and Geographic Details

1Q04 vs. 1Q03

In $000s, except        % chg

Revenues 1Q04 1Q03 Change % Chg

Heat Recovery Equipment $ 28,436 $ 36,697 $ (8,261) (22.5)%

Auxiliary Power Equipment 26,690 40,329 (13,639) (33.8)%

Total $ 55,126 $ 77,026 $ (21,900) (28.4)%

North America $ 28,854 $ 54,062 $ (25,208) (46.6)%

Asia 6,693 3,475 3,218 92.6%

Europe 5,853 6,722 (869) (12.9)%

Middle East 12,721 9,074 3,647 40.2%

Other 1,005 3,693 (2,688) (72.8)%

Slide 7

Geographic Sales Mix

100%

Revenue 75%

International

of

50%

Percent

25%

North America

0%

1997 1998 1999 2000 2001 2002 2003 1Q04 2005E

Actual

Slide 8

Historical Backlog

By Month



750
500
250
0
$ MMs
At quarter's end
J F M A M J J A S O N D J F M A M J J A S O N D J F M A M J J A S O N D J F M A M J J A S O N D J F M A M J J A S O N D J F M
1999
2000
2001
2002
2003
2004

Slide 9

Financial Results – 1Q2004

Cash & Cash Usage

In $000s

FY2001 FY2002 FY2003 1Q2004

Beginning of period cash $ 26,308 $ 2,435 $ 59,042 $ 51,315

EBITDA 94,361 92,936 36,977 2,390

Other operating, investing, financing activities 6,790 12,123 (9,183) 8,159

Change in debt (113,465) (45,556) (35,110) (8,316)

Capital expenditures (11,559) (2,896) (411) (134)

Change in cash (23,873) 56,607 (7,727) 2,099

Cash at end of period $ 2,435 $ 59,042 $ 51,315 $ 53,414

Total Debt / Net Debt as of:

12/30/00 Total Debt $ 219,094

Net Debt 192,786

12/29/01 Total Debt $ 105,629

Net Debt 103,194

12/28/02 Total Debt $ 60,073

Net Debt 1,031

12/27/03 Total Debt $ 24,963

Net Debt (26,352)

3/27/04 Total Debt $ 16,647

Net Debt (36,767)

Note: Net Debt is Total Debt less Cash & Cash Equivalents.

Slide 10

Key Financial Statistics

As of 3/27/04

Net working capital (average LTM)—$000s $ (33,406)

EBITDA—$000s $ 2,390

Total debt - $000s $ 16,647

Cash & Cash Equivalents—$000s $ 53,414

Net debt—$000s $ (36,767)

Stockholders’ equity—$000s $ 161,109

Total capital invested (Stockholders’ equity + LT-Debt)—$000s $ 177,756

Total debt to total capitalization 10.3%

Pre-tax Return on Average Invested Capital (LTM) 18.4%

Pre-tax Return on Average Equity (LTM) 14.6%

*Pre-tax returns are based on reported pre-tax earnings over the past four quarters for average invested capital and average equity

Note: Net Debt is Total Debt less Cash & Cash Equivalents.

Slide 11

Thank You

For Additional Information Please Contact: Bob Zwerneman Director, Investor Relations Global Power Equipment Group Inc.

(918) 274-2398 bobz@globalpower.com